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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): March 10, 2009




                          THOMAS PHARMACEUTICALS, LTD.
                          ----------------------------
             (Exact name of registrant as specified in its chapter)



 NEW JERSEY                       333-142104                     20-3954826
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 (State of                       (Commission                  (I.R.S. Employer
organization)                    File Number)                Identification No.)





     750 HIGHWAY 34, MATAWAN, NJ                                    07747
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:          (732) 441-7700
                                                        ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     i. On March 10, 2009, Bagell, Josephs, Levine & Company, L.L.C. was dismissed by the Company as its independent accountant.

     ii. The independent account's report for the fiscal year ended December 31, 2007 and 2006 raised doubt about the Company's ability to continue as a going concern and stated the following:


            "As discussed in Note 13 to the financial statements, the Company has sustained operating losses and capital deficits that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
            Note 13."

     iii. The dismissal of the independent accountants was approved by the Board of Directors.

     iv. During the Registrant's two most recent fiscal years and any subsequent interim period preceding the termination of the independent accountants, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS PHARMACEUTICALS, LTD.

Date: March 20, 2009                   By: /s/ Mark Meller
                                           -----------------------------------
                                           Mark Meller
                                           President and
                                           Chief Executive Officer